UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 17, 2009
                                                          --------------


                               Ronson Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               Ronson Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             New Jersey                     0-1031                22-0743290
-------------------------------          -----------         -------------------
(State or Other Jurisdiction of          (Commission            (IRS Employer
         Incorporation)                  File Number)        Identification No.)

      3 Ronson Road, P.O. Box 3000
         Woodbridge, New Jersey                                          07095
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        (732) 563-7888
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               RONSON CORPORATION
                                 FORM 8-K INDEX


     ITEM                                                                   PAGE

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT                         1

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT                              1

ITEM 8.01. OTHER INFORMATION                                                1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS                                3




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                           Forward-Looking Statements

         This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectations of future events. The Company cannot assure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.01. Entry into a Material Definitive Agreement.

         (a) On July 17, 2009, Ronson Corporation (the "Company") and its wholly-owned subsidiaries, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (collectively, the "Borrowers"), further extended its previously reported forbearance agreement (the "Forbearance Agreement") with their principal lender, Wells Fargo Bank, National Association ("Wells Fargo"), under which Wells Fargo has agreed not to assert existing events of default under the Borrowers' credit facilities with Wells Fargo through July 31, 2009, or such earlier date determined under the Forbearance Agreement. The forbearance period may terminate earlier if, among other events, the Borrowers breach the Forbearance Agreement, additional events of default occur under the credit facilities with Wells Fargo or the Borrowers fail actively to pursue alternative financing or divestiture of the Company's aviation division.

         Wells Fargo has also agreed with the Borrowers to extend the forbearance period to August 15, 2009, and to increase the overadvance facility to $1,000,000, if one of two conditions is satisfied. The forbearance period will be extended, and the overadvance facility increased, automatically, if the purchaser's financing contingency under the Company's previously announced agreement to divest its aviation division is satisfied prior to July 31, 2009. Similarly, the forbearance period will be extended, and the overadvance facility increased, automatically, if, prior to July 31, 2009, the Company has procured a firm letter of intent for the divestiture of its consumer products division under terms that would permit the Company to discharge its indebtedness to Wells Fargo. Although the Company is actively seeking to consummate the sale of its aviation division and to identify opportunities to maximize the value of its consumer products division, there can be no assurance that the conditions to extend the moratorium further will be met.

         The foregoing summary set forth in response to this Item 1.01 is qualified by reference to the full text of the agreement attached as Exhibit
10.1. The Company's press release issued July 22, 2009 in the form attached as
Exhibit 99.1, is incorporated by reference to this Item 1.01.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

      (a) The text of Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.

Item 8.01. Other Events.

         On July 22, 2009, the Company announced that it has executed a non-binding letter of intent to sell substantially all of the assets of its wholly-owned subsidiaries, Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (together "Ronson Consumer Products"), as well as the related intellectual property owned by Ronson Corporation, to a European manufacturer of pocket and utility lighters. Ronson Consumer Products manufactures

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and markets packaged fuels and flints and lighters and torches. Details and financial terms are not being announced at this time pending negotiation of definitive documentation, which is subject, among other things, to the satisfactory completion of the purchaser's due diligence review of Ronson Consumer Products. In addition to definitive documentation, the consummation of the transaction would be subject to final approval by the parties' boards of directors and approval by the Company's shareholders, receipt of required third-party consents and various other customary conditions.

         On July 22, 2009, the Company issued a press release announcing the execution of an extension to its Forbearance Agreement with Wells Fargo. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits: The following exhibits are filed herewith:

 Exhibit No.                              Description
------------      --------------------------------------------------------------
Exhibit 10.1      Sixth Amendment to Forbearance Agreement, dated July 17, 2009, among Ronson Corporation, Ronson Consumer Products
                  Corporation, Ronson Aviation, Inc., Ronson Corporation of
                  Canada Ltd. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division.

Exhibit 99.1 Press Release, dated July 22, 2009, "Ronson Corporation Announces Execution of Letter of Intent to Divest its Consumer Products Division and Further Extension of Lender Forbearance Agreement".



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Ronson Corporation
Date:    July  23, 2009                         By:/s/  Daryl Holcomb
       --------------------                        ----------------------------
                                                Daryl Holcomb
                                                Vice President, Chief Financial
                                                Officer and Controller